[Letterhead of Entergy Corporation]



                                             Exhibit 99.4


                                             NEWS RELEASE


Date:          July 26, 2000

For Release:   Immediate

Contact:       Yolanda Pollard  (News Media)
               504-576-4190
               ypollar@entergy.com

               Renae Conley  (Investor Relations)
               504-576-4947
               econley@entergy.com


       ENTERGY REPORTS RECORD SECOND QUARTER EARNINGS


     New Orleans - Entergy Corporation (NYSE:ETR) today

reported record second quarter 2000 consolidated earnings

that were 28 percent higher than earnings in same period of

1999.  Earnings per share from operations also set a second

quarter record for the global energy company - following a

record first quarter - and were up 36 percent over

operational earnings in the second quarter of 1999.

     Entergy's second quarter 2000 earnings were $237.2

million, or $1.04 per share, compared with earnings of

$199.8 million, or 81 cents per share, in second quarter

1999.  On an operational basis, Entergy's earnings were

$223.8 million, or 98 cents per share, in second quarter

2000, compared with $177.2 million, or 72 cents per share,

in the year-earlier period.  Both Entergy's regulated

utility and its competitive businesses contributed to higher earnings.  Hotter-than-normal weather, which boosted sales

of electricity in both 1999 and 2000, accounted for 2 cents

of the increase.

     "With two consecutive record-setting quarters, we are

well on our way to a year of outstanding execution and

earnings," said J. Wayne Leonard, Entergy's chief executive

officer.  "The core utility business continues to contribute solid earnings, while the competitive businesses are

producing strong earnings growth.  In the second quarter, we laid the groundwork for sustained earnings growth from our

competitive businesses.  Key events announced in the second

quarter included an energy commodity venture with Koch

Industries, a joint venture with The Shaw Group to construct electric power plants, and a memorandum of understanding

with Framatome Technologies to assist U.S. nuclear plant

operators in securing renewal of their operating licenses."

                     Utility Operations

     For second quarter 2000, U.S. utility operations

reported earnings of $178.4 million, or 78 cents per share,

compared with $164.9 million, or 67 cents per share, in

second quarter 1999.  Hot weather had a slightly more

favorable impact on earnings in second quarter 2000,

contributing 10 cents per share, compared with 8 cents in

the second quarter of 1999.  Other factors in the increase

in earnings per share were sales growth and the impact of

Entergy's share repurchase program, which reduced the total

number of shares outstanding between the 1999 and 2000

periods.  These factors were partially offset by increased

operating and maintenance expense in generating plants and

distribution facilities where the company took steps to

enhance reliability in preparation for peak summer demand.

     For the second quarter of 2000, total retail sales were

24.4 million kilowatt hours (kWh), compared with 24.0

million kWh for the same period in 1999.

     "Entergy employees are providing better service every

day to our customers," added Leonard.  "In the second

quarter, we achieved continued improvement in reliability

demonstrating how our commitment to add more people on the

front lines and to upgrade the electric and gas delivery

systems is now paying off for customers.  We expanded the

capacity and output of our generating plants to help ensure

that we can meet the demands of our customers during the

summer heat.  And we continued on track to achieve the

safest year ever in terms of lost-time accidents."

                   Competitive Businesses

     In second quarter 2000, Entergy's competitive

businesses earned $44.6 million, or 20 cents per share,

before adjusting for the effect of special items.

Operational earnings for the quarter totaled $31.3 million,

or 14 cents per share, compared with $22.4 million, or 9

cents per share, in second quarter 1999.  This increase was

driven by two factors that were not present in the second

quarter of 1999.  First, the Pilgrim Nuclear Station in

Plymouth, Massachusetts - which was acquired in July 1999 -

had an excellent operating quarter.  Second, Entergy

received $52 million in liquidated damages from Raytheon,

the construction contractor on the Saltend project, as a

result of the construction delay at the Saltend generating

plant, which Entergy Wholesale Operations (EWO) is

developing in the United Kingdom.  Of this amount, $32

million was recorded as a contribution to earnings as if the plant had been operating on its original completion schedule of January 2000.

     The only special item reflected in second quarter

results this quarter is associated with the competitive

businesses, where Entergy recorded a gain of 6 cents per

share on the sale of the Freestone generating plant that EWO was developing in Texas.

     Year-over-year improvement in both operational and as-

reported earnings per share for the quarter reflects the

fact that Entergy has fewer shares outstanding this year as

a result of the share repurchase program initiated in July

1999.

                  Share Repurchase Program

     During second quarter 2000, 8.8 million shares were

repurchased under Entergy's share repurchase program at a

total cost of $233 million.  Since the program was

initiated, through June 30, 2000, $618 million of the $750

million authorized by the Board has been used to repurchase

24.1 million shares of Entergy common stock.  The program is expected to continue until the Board-authorized amount is

fully spent.  The specific timing of the completion of the

program will depend on market conditions.

                           Outlook

     "Financial results were very strong in the second

quarter," said C. John Wilder, Entergy's chief financial

officer.  "Solid performance at the utility drove earnings

growth well beyond the impact of favorable weather, while

the competitive businesses contributed over 14 % percent of

total operational earnings.  Based on the strong first half

of the year, we have increased our 2000 earnings target to

$2.55 to $2.65 per share up from $2.35 to $2.45 - an 8 %

percent increase, and 18 to 22 %  percent above 1999

operational results."  Wilder added, "We are confident that

2000 will be a record year in meeting our operational and

financial objectives, and that it will provide a solid

foundation for continued earnings growth, consistent with

our long-term guidance of 8 to 10 percent."

     Entergy is a major global energy company with power

production, distribution operations and related diversified

services.  Entergy owns, manages, or invests in power plants generating nearly 30,000 megawatts of electricity

domestically and internationally, and delivers electricity

to about 2.5 million customers in portions of Arkansas,

Louisiana, Mississippi and Texas.  It is also a leading

provider of wholesale energy marketing and trading services.

                            -30-



Entergy Corporation's on-line address is http://www.entergy.com



The  following  constitutes a "Safe Harbor" statement  under the  Private  Securities  Litigation  Reform  Act  of  1995:
Investors are cautioned that forward-looking statements contained in the foregoing release with respect to the revenues, earnings, performance, strategies, prospects and other aspects of the business of Entergy Corporation may involve risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: the effects of weather, the performance of generating units and transmission systems, the possession of nuclear materials, fuel prices and availability, the effects of regulatory decisions and changes in law, litigation, capital spending requirements, the onset of competition, advances in technology, changes in accounting standards, corporate restructuring and changes in capital structure, movements in the markets for electricity and other energy-related commodities, changes in interest rates and in financial and foreign currency markets generally, changes in corporate strategies, and other factors.

                     ENTERGY CORPORATION
                    Earnings at a glance




   Second Quarter         2000           1999         %

Operating Revenues     $2,137.79      $2,316.40      (7.7)
Earnings                 $237.19        $199.78      18.7
Earnings per share*        $1.04          $0.81      28.4


*Includes Special Items (EPS) :
 Gain on sale of Freestone Project      $ 0.06        -
 Change in unbilled revenue estimate         -     0.13
 SERI refund adjustments                     -    (0.08)
 Regulatory & reserve adjustments            -    (0.06)
 Foreign tax benefits                        -     0.07
 Gain on sale of  Hyperion                   -     0.03
                                        ------    -----
 Total                                  $ 0.06    $0.09
                                        ------    -----



    Year to Date          2000           1999           %

Operating Revenues     $3,949.28      $3,956.33        (0.02)
Earnings                 $336.05        $261.96         28.3
Earnings per share*        $1.45          $1.06         36.8


*Includes Special Items (EPS) :
 Gain on sale of Freestone Project            $ 0.06            -
 Change in unbilled revenue estimate               -       $ 0.13
 SERI refund adjustments                           -        (0.08)
 Regulatory & reserve adjustments              (0.07)       (0.06)
 Foreign tax benefits                              -         0.10
 Gain on sale of  Hyperion                         -         0.03
 CitiPower purchase price adjustment               -         0.02
 EPG write-off of start-up costs per new
  accounting standard                              -        (0.01)
                                              ------        -----
          Total                               $(0.01)       $0.13
                                              ------        -----

Note - dollars in millions except per share amounts, which are actual.

                             Entergy Corporation
                        Consolidated Income Statement
                          Three Months Ended June 30
                                (in thousands)
                                                               2000        1999     % Inc/(Dec)
                                                                   (unaudited)
Operating Revenues:
     Domestic electric                                      $1,664,688  $1,613,136      3.2
     Natural gas                                                28,396      22,149     28.2
     Steam products                                                  -       7,254      -
     Competitive businesses                                    444,704     673,865    (34.0)
                                                            ----------  ----------
                      Total                                  2,137,788   2,316,404     (7.7)
                                                            ----------  ----------
Operating Expenses:
     Operation and maintenance:
         Fuel, fuel-related expenses,
           and gas purchased for resale                        464,436     490,871     (5.4)
         Purchased power                                       502,521     676,827    (25.8)
         Nuclear refueling outage expenses                      16,629      17,135     (3.0)
         Other operation and maintenance                       450,223     410,707      9.6
     Decommissioning                                             6,169      10,758    (42.7)
     Taxes other than income taxes                              83,540      83,053      0.6
     Depreciation and amortization                             178,749     176,707      1.2
     Other regulatory charges (credits) - net                   (5,900)     (2,372)   148.7
     Amortization of rate deferrals                              7,883      88,767    (91.1)
                                                            ----------  ----------
                      Total                                  1,704,250   1,952,453    (12.7)
                                                            ----------  ----------

Operating Income                                               433,538     363,951     19.1
                                                            ----------  ----------

Other Income (Deductions):
     Allowance for equity funds used during
         construction                                            8,041       7,348      9.4
     Gain on sales of assets - net                              21,057      40,718    (48.3)
     Miscellaneous - net                                        73,651      40,064     83.8
                                                            ----------  ----------
                      Total                                    102,749      88,130     16.6
                                                            ----------  ----------

Interest and Other Charges:
     Interest on long-term debt                                118,462     120,164     (1.4)
     Other interest - net                                       23,369      36,942    (36.7)
     Dividends on preferred securities of subsidiaries           4,709       4,710      -
     Allowance for borrowed funds used during
         construction                                           (5,889)     (5,926)    (0.6)
                                                            ----------  ----------
                      Total                                    140,651     155,890     (9.8)
                                                            ----------  ----------

Income Before Income Taxes                                     395,636     296,191     33.6
Income Taxes                                                   149,863      86,433     73.4
                                                            ----------  ----------

Consolidated Net Income                                        245,773     209,758     17.2
Preferred dividend requirements of subsidiaries and other        8,581       9,981    (14.0)
                                                            ----------  ----------
Earnings Applicable to Common Stock                           $237,192    $199,777     18.7
                                                            ==========  ==========
Earnings Per Average Common Share                                $1.04       $0.81     28.4
Average Number of Common Shares Outstanding                228,097,385 246,795,710




                            Entergy Corporation
                      Consolidated Income Statement
                         Six Months Ended June 30
                              (in thousands)
                                                               2000        1999      % Inc/(Dec)
                                                                  (unaudited)
Operating Revenues:
     Domestic electric                                      $3,017,570  $2,851,719       5.8
     Natural gas                                                74,292      59,880      24.1
     Steam products                                                  -      15,550    (100.0)
     Competitive businesses                                    857,418   1,029,177     (16.7)
                                                            ----------  ----------
                      Total                                  3,949,280   3,956,326      (0.2)
                                                            ----------  ----------

Operating Expenses:
     Operation and maintenance:
         Fuel, fuel-related expenses,
           and gas purchased for resale                        962,190     893,844       7.6
         Purchased power                                       872,064   1,050,626     (17.0)
         Nuclear refueling outage expenses                      35,186      36,820      (4.4)
         Other operation and maintenance                       827,634     778,338       6.3
     Decommissioning                                            17,106      23,432     (27.0)
     Taxes other than income taxes                             163,158     166,121      (1.8)
     Depreciation and amortization                             357,025     361,549      (1.3)
     Other regulatory charges (credits) - net                  (20,506)    (18,970)      8.1
     Amortization of rate deferrals                             15,279      97,180     (84.3)
                                                            ----------  ----------
                      Total                                  3,229,136   3,388,940      (4.7)
                                                            ----------  ----------

Operating Income                                               720,144     567,386      26.9
                                                            ----------  ----------

Other Income (Deductions):
     Allowance for equity funds used during
         construction                                           15,735      12,759      23.3
     Gain on sales of assets - net                              21,574      61,301     (64.8)
     Miscellaneous - net                                       102,633      60,016      71.0
                                                            ----------  ----------
                      Total                                    139,942     134,076       4.4
                                                            ----------  ----------

Interest and Other Charges:
     Interest on long-term debt                                232,121     242,695      (4.4)
     Other interest - net                                       43,652      45,483      (4.0)
     Dividends on preferred securities of subsidiaries           9,419       9,419       0.0
     Allowance for borrowed funds used during
         construction                                          (11,977)    (10,405)     15.1
                                                            ----------  ----------
                      Total                                    273,215     287,192      (4.9)
                                                            ----------  ----------

Income Before Income Taxes                                     586,871     414,270      41.7
Income Taxes                                                   232,688     131,606      76.8
                                                            ----------  ----------

Consolidated Net Income                                        354,183     282,664      25.3
Preferred dividend requirements of subsidiaries and other       18,131      20,706     (12.4)
                                                            ----------  ----------
Earnings Applicable to Common Stock                           $336,052    $261,958      28.3
                                                            ==========  ==========
Earnings Per Average Common Share                                $1.45       $1.06      36.8
Average Number of Common Shares Outstanding                232,352,915 246,688,052

                             Entergy Corporation
                       Consolidated Income Statement
                        Twelve Months Ended June 30
                              (in thousands)
                                                               2000        1999   % Inc/(Dec)
                                                                  (unaudited)
Operating Revenues:
     Domestic electric                                      $6,437,280  $6,165,632     4.4
     Natural gas                                               124,766     100,622    24.0
     Steam products                                                286      38,192   (99.3)
     Competitive businesses                                  2,203,849   4,324,746   (49.0)
                                                            ----------  ----------
                      Total                                  8,766,181  10,629,192   (17.5)
                                                            ----------  ----------

Operating Expenses:
     Operation and maintenance:
         Fuel, fuel-related expenses,
           and gas purchased for resale                      2,155,987   1,923,055    12.1
         Purchased power                                     2,263,923   4,049,132   (44.1)
         Nuclear refueling outage expenses                      74,422      77,016    (3.4)
         Other operation and maintenance                     1,750,073   1,772,185    (1.2)
     Decommissioning                                            39,662      46,233   (14.2)
     Taxes other than income taxes                             336,320     342,162    (1.7)
     Depreciation and amortization                             694,358     826,130   (16.0)
     Other regulatory charges (credits) - net                    4,898      75,949   (93.6)
     Amortization of rate deferrals                             42,126     186,306   (77.4)
                                                            ----------  ----------
                      Total                                  7,361,769   9,298,168   (20.8)
                                                            ----------  ----------

Operating Income                                             1,404,412   1,331,024     5.5
                                                            ----------  ----------

Other Income (Deductions):
     Allowance for equity funds used during
         construction                                           32,268      19,601    64.6
     Gain on sales of assets - net                              32,199     323,121   (90.0)
     Miscellaneous - net                                       197,040      98,974    99.1
                                                            ----------  ----------
                      Total                                    261,507     441,696   (40.8)
                                                            ----------  ----------

Interest and Other Charges:
     Interest on long-term debt                                466,302     595,410   (21.7)
     Other interest - net                                       80,640      86,375    (6.6)
     Dividends on preferred securities of subsidiaries          18,838      31,919   (41.0)
     Allowance for borrowed funds used during
         construction                                          (24,157)    (16,604)   45.5
                                                            ----------  ----------
                      Total                                    541,623     697,100   (22.3)
                                                            ----------  ----------

Income Before Income Taxes                                   1,124,296   1,075,620     4.5

Income Taxes                                                   457,752     283,360    61.5
                                                            ----------  ----------

Consolidated Net Income                                        666,544     792,260   (15.9)
Preferred dividend requirements of subsidiaries and other       39,993      43,786    (8.7)
                                                            ----------  ----------
Earnings Applicable to Common Stock                           $626,551    $748,474   (16.3)
                                                            ==========  ==========
Earnings Per Average Common Share                                $2.63       $3.03   (13.2)
Average Number of Common Shares Outstanding                238,003,322 246,644,571


                          Entergy Corporation
             U.S. Utility Electric Energy Sales & Customers
                         Three Months Ended June

                                         2000        1999       %
                                         (Millions of kWh)

Electric Energy Sales:
Residential                               6,857      6,850     0.1
Commercial                                5,880      5,741     2.4
Governmental                                635        623     1.8
Industrial                               11,021     10,827     1.8
                                        -------    -------
    Total to Ultimate Customers          24,393     24,041     1.5
Wholesale                                 2,523      2,095    20.4
                                        -------    -------
    Total Sales                          26,916     26,136     3.0
                                        =======    =======


                        Six Months Ended June

                                         2000        1999       %
                                         (Millions of kWh)
Electric Energy Sales:
Residential                              13,369     13,267     0.8
Commercial                               11,160     10,910     2.3
Governmental                              1,222      1,212     0.8
Industrial                               21,638     21,043     2.8
                                        -------    -------
    Total to Ultimate Customers          47,389     46,432     2.1
Wholesale                                 4,795      4,304    11.4
                                        -------    -------
    Total Sales                          52,184     50,736     2.9
                                        =======    =======

                        Twelve Months Ended June

                                         2000        1999        %
                                         (Millions of kWh)
Electric Energy Sales:
Residential                              30,733     31,265     (1.7)
Commercial                               24,025     23,762      1.1
Governmental                              2,573      2,574     (0.1)
Industrial                               44,145     43,230      2.1
                                       --------   --------
    Total to Ultimate Customers         101,476    100,831      0.6
Wholesale                                10,205     10,916     (6.5)
                                       --------   --------
    Total Sales                         111,681    111,747     (0.1)
                                       ========   ========

                                June

                                         2000          1999          %
Electric Customers  (Year to date average):
Residential                            2,199,803     2,172,952      1.2
Commercial                               287,125       279,819      2.6
Governmental                              14,257        13,907      2.5
Industrial                                40,477        40,316      0.4
                                      ----------    ----------
    Total to Ultimate Customers        2,541,661     2,506,994      1.4
Wholesale                                     40            42     (4.7)
                                      ----------    ----------
    Total Customers                    2,541,701     2,507,036      1.4
                                      ==========    ==========